                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

   [ ] Preliminary Proxy Statement          [ ] Confidential, for Use of the
   [X] Definitive Proxy Statement               Commission Only (as permitted
   [ ] Definitive Additional Materials          by Rule 14a-6(e)(2))
   [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           SAMUELS JEWELERS, INC.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

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   (2) Aggregate number of securities to which transaction applies:

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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4) Proposed maximum aggregate value of transaction:

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   (5) Total fee paid:

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   [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

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   (2) Form, Schedule or Registration Statement no.:

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   (4) Date Filed:

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


                             SAMUELS JEWELERS, INC.
                        2914 MONTOPOLIS DRIVE, SUITE 200
                              AUSTIN, TEXAS 78741

                       __________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 3, 1998
                       __________________________________

TO THE STOCKHOLDERS OF SAMUELS JEWELERS, INC.:

   The 1998 Annual Meeting of Stockholders of Samuels Jewelers, Inc., a Delaware corporation (the "Company"), will be held at the offices of DDJ Capital Management, LLC, located at 141 Linden Street, Suite S-4, Wellesley, Massachusetts 02482 on Tuesday, November 3, 1998, at 10:00 a.m. local time, to consider and vote on the following matters:

   1. To elect a Board of Directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

   2.  To approve the Samuels Jewelers, Inc. 1998 Stock Option Plan;

   3. To approve the Samuels Jewelers, Inc. 1998 Stock Option Plan for Non-Employee Directors;

   4.  To approve the Samuels Jewelers, Inc. Employee Stock Purchase Plan; and

   5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof (the "Meeting").

   October 9, 1998 has been fixed as the record date for stockholders entitled to notice of and to vote at the Meeting, and only holders of record of shares of the Company's Common Stock at the close of business on that day will be entitled to receive notice of and to vote at the Meeting.

   All stockholders are cordially invited to attend the Meeting. To ensure your representation at the Meeting, whether or not you plan to attend, you are urged to complete and promptly return the enclosed proxy, which is solicited by the Board of Directors, in the return envelope provided. Returning your proxy does not deprive you of your right to attend the Meeting and to vote your shares in person, should you desire to do so.

                                   By Order of the Board of Directors


October 21, 1998
Austin, Texas

PLEASE DATE AND SIGN THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                             SAMUELS JEWELERS, INC.
                        2914 MONTOPOLIS DRIVE, SUITE 200
                              AUSTIN, TEXAS 78741

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 3, 1998

                                  INTRODUCTION

   This Proxy Statement (the "Proxy Statement") is furnished to the holders of common stock (the "Common Stock") of Samuels Jewelers, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held at the offices of DDJ Capital Management, LLC, located at 141 Linden Street, Suite S-4, Wellesley, Massachusetts on Tuesday, November 3, 1998, beginning at 10:00 a.m. local time, and at any adjournment or postponement thereof (the "Meeting"), for the purposes set forth in the preceding notice. A form of proxy for use at the Meeting is also enclosed. The Company anticipates first mailing this Proxy Statement to its Stockholders on or about October 21, 1998.

   Only stockholders of record of the Company's Common Stock at the close of business on October 9, 1998 (the "Record Date") will be entitled to notice of and to vote at the Meeting. On the Record Date there were 5,001,800 shares of Common Stock outstanding.

   On May 11, 1997, the Company's predecessor-in-interest filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court (the "Bankruptcy Court") for the Central District of California (In re Barry's Jewelers, Inc., Case No. CA 97-27988-VZ). The Company's predecessor-in-interest ("Barry's") successfully emerged from the bankruptcy proceedings on October 2, 1998 and, through a merger (the "Merger"), was reincorporated in Delaware as the Company immediately thereafter.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

   Each stockholder is entitled to one vote, in person or by proxy, for each share of Common Stock held by such stockholder on the Record Date on all matters that properly come before the Meeting. The presence at the Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting.

   A proxy may be revoked by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Attendance in person at the Meeting does not itself revoke an otherwise valid proxy; however, any stockholder who attends the Meeting may orally revoke his proxy at the Meeting and vote in person. All properly executed proxies received prior to or at the Meeting and not revoked will be voted at the Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted FOR the election of the Board of Directors' nominees as directors, FOR the Company's 1998 Stock Option Plan, FOR the Company's 1998 Stock Option Plan for Non-Employee Directors and FOR the Company's Employee Stock Purchase Plan. In addition, the proxy holders will vote in their sole discretion upon such other business as may properly come before the Meeting.

   This solicitation of proxies is being made by the Board of Directors of the Company (the "Board"), and the cost of the solicitation will be borne by the Company. The principal solicitation of proxies is being made by mail, except that, if necessary, directors, officers and regular employees of the Company may make solicitations of proxies personally or by telephone or telegraph, but such persons will not be specially compensated for such services. The Company may reimburse brokers, banks, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding proxies and proxy materials to the beneficial owners of such shares.

                             ELECTION OF DIRECTORS

   The number of directors constituting the Board of Directors is presently set at seven, and currently there are seven members of the Board. All seven of the Company's directors to be elected at the Meeting will hold office until the next Annual Meeting of Stockholders, or until their respective successors are elected and qualified. Each of the Board nominees set forth below has consented to being named in this Proxy Statement and to serve if elected. The holders of proxies may not vote such proxies for a greater number of persons than seven.

   It is the intention of the holders of proxies, unless authorization to do so is withheld, to vote FOR the election of the Board nominees listed below. However, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of such nominees as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld. If prior to the Meeting any such nominee should become unavailable for election, an event which is not now anticipated by the Board, the proxies will be voted for the election of such person or persons as shall be determined by the holders of proxies in accordance with their judgment.

   Under Delaware law and the Company's By-laws, the nominees receiving a majority of the shares voted, shall be elected directors. Abstentions and broker non-votes will have the same effect as the failure of shares to be represented at the Meeting, except that the shares subject to such abstentions or non-votes will be counted in determining whether there is a quorum for taking stockholder action.

BOARD OF DIRECTORS' NOMINEES

   Set forth below is biographical information for each of the Board nominees.

   David Barr, 35, has been a director of the Company since September 22, 1998. Mr. Barr has been Chief Executive Officer and a Member of PMTD Restaurants, LLC since September 1998. He served in the offices of Chief Executive Officer, President, Vice President of Finance and Treasurer of Great-American Cookie Company, Inc. ("GACC") from May 1996 to September 1998. Mr. Barr was Executive Vice President of Operations, Chief Financial Officer and Treasurer of GACC from July 1995 to May 1996. Prior to that, Mr. Barr served as Chief Financial Officer, Vice President of Finance and Treasurer of GACC from May 1994. Mr. Barr served as Finance Manager of Pizza Hut, Inc. from March 1991 to May 1994.

   David J. Breazzano, 42, has been a director of the Company since September 22, 1998. Mr. Breazzano co-founded DDJ Capital Management, LLC in March 1996 and has been a member since such time. From October 1990 to February 1996, Mr. Breazzano was Vice President and Portfolio Manager of Fidelity Management & Research Company. Mr. Breazzano currently serves as a director of Key Energy Group, Inc. and Waste Systems International, Inc.

   Ken D'Amato, 37, has been a director of the Company since September 22, 1998. Mr. D'Amato has served as a Senior Analyst for DDJ Capital Management, LLC since April 1998. From June 1989 to March 1998, Mr. D'Amato served as President of Hord Cilstal Corporation, a manufacturer of costume jewelry.

   David H. Eisenberg, 62, has been a director of the Company since September 22, 1998. Mr. Eisenberg has been the Chairman of the Board, President and Chief Executive Officer of Eisenberg and Associates since 1995. Mr. Eisenberg has served as Chairman of the Board, President and Chief Executive Officer of Chief Auto Parts since November 1992. Mr. Eisenberg currently serves as a director of Helmac, Inc. and nominated to serve as a director of Earl Scheib, Inc.

   E. Peter Healey, 45, has been a director of the Company since September 22, 1998. Mr. Healey has served as the Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company since its inception and of Barry's since February 1997. From 1994 to 1996, Mr. Healey was the Vice President, Chief Financial Officer, Secretary and Treasurer of MS Financial, Inc. From 1985 to 1993, Mr. Healey was with Zale Corporation, serving as Vice President and Treasurer from 1987 to 1993.

   Randy N. McCullough, 46, has been a director of the Company since August 20, 1998. Mr. McCullough has been the President and Chief Executive Officer of the Company and Barry's since March 31, 1998. Mr. McCullough served as the Company's Executive Vice President and Chief Operating Officer from January to March 1998. Mr. McCullough joined Barry's in April 1997 and was its Senior Vice President-Merchandise from April 1997 to March 1998. Prior to joining Barry's, Mr. McCullough served as President of Silverman's Factory

Jewelers from 1991 to March 1997. Prior to that time, Mr. McCullough was a senior manager with a leading national retail jewelry chain for over 18 years.

   Jerry Winston, 74, has been a director of the Company since September 22, 1998. Mr. Winston has been President of Jerry Winston Enterprises, Ltd., a wholesale diamond business, for more than the past five years.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

   Since the Company's inception on August 20, 1998, the Board has held two special meetings. All of the directors were present at both meetings.

   The Audit Committee of the Board was created at the September 22, 1998 Board meeting and consists of David Barr and Ken D'Amato. The Audit Committee has not yet held its first meeting. The functions of the Audit Committee are, among other things, to recommend to the Board selection of the Company's independent accountants, to review the scope and results of the year-end audit with the independent accountants, and to review the Company's internal accounting and financial controls and reporting systems and practices.

   The Compensation Committee of the Board was created at the September 22, 1998 Board meeting and consists of David J. Breazzano, David H. Eisenberg and Jerry Winston. The Compensation Committee has not yet held its first meeting. The functions of the Compensation Committee are, among other things, to make recommendations to the Board concerning compensation plans and salaries of the Company's officers and other key personnel and to administer the Company's stock option, incentive stock, employee stock purchase and bonus plans.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE ABOVE NOMINEES.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth, as of the Record Date, information as to the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of its outstanding shares of Common Stock, (ii) each of the Company's directors and director nominees,
(iii) each of the officers named in the Summary Compensation Table under the caption "Compensation of Directors and Executive Officers -- Executive Compensation," and (iv) all executive officers and directors of the Company as a group. In each instance, information as to the number of shares owned and the nature of ownership has been provided by the person or entity identified or described and is not within the direct knowledge of the Company.

                                                  AMOUNT            PERCENT
                                               BENEFICIALLY           OF
NAME AND ADDRESS OF BENEFICIAL OWNER             OWNED(1)            CLASS
------------------------------------        ------------------     --------
Randy N. McCullough*(2) . . . . . . . . . .       100,000              2.0%

E. Peter Healey*  . . . . . . . . . . . . .        75,000              1.5%

Chad C. Haggar* . . . . . . . . . . . . . .        25,000                **

Bill R. Edgel*  . . . . . . . . . . . . . .        25,000                **

Paul Hart*. . . . . . . . . . . . . . . . .        25,000                **

David Barr* . . . . . . . . . . . . . . . .            --                **

David J. Breazzano* . . . . . . . . . . . .     1,792,439(3)          35.8%

Ken D'Amato*  . . . . . . . . . . . . . . .            --                **

David H. Eisenberg* . . . . . . . . . . . .            --                **

Jerry Winston*  . . . . . . . . . . . . . .            --                **

DDJ Capital Management, LLC(4)  . . . . . .     1,792,439             35.8%
   141 Linden Street, Suite S-4
   Wellesley, Massachusetts 02482

Mitchell Hutchins Asset Management,
   Inc.(5)  . . . . . . . . . . . . . . . .       998,511             20.0%
   1285 Avenue of the Americas, 15th Floor
   New York, New York 10019

All executive officers and directors as a       2,042,439             40.8%
group (11 persons)  . . . . . . . . . . . .

------------
(1) To the Company's knowledge, except as otherwise set forth in this table, the persons and entities in this table have sole voting, investment and dispositive power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

(2)  Mr. McCullough became President and Chief Executive Officer on March 31,
     1998.

(3) With respect to all of such shares, Mr. Breazzano shares voting and dispositive power as a member of DDJ Capital Management, LLC, who owns all of such shares, but as to which he disclaims beneficial ownership.

(4) DDJ Capital Management, LLC owns all of such shares through three funds controlled by it.

(5) Mitchell Hutchins Asset Management, Inc. owns all of such shares through four funds controlled by it.

* Address is c/o Samuels Jewelers, Inc., 2914 Montopolis Drive, Suite 200, Austin, Texas 78741.

**   Less than one percent.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS

   The Company pays each of its non-employee directors (including any non-employee director holding an officer's title with the Company but who is not separately compensated for serving in such position) an annual retainer fee of $15,000, plus, for attendance at meetings of the Board or committee meetings, an additional $500 per meeting. In addition to such retainer and attendance fees, each non-employee director was granted an option to purchase 5,000 shares of the Common Stock upon their initial election as director under the Company's 1998 Stock Option Plan. All such options have an exercise price equal to the market price of the Common Stock on the date of grant. Directors are also reimbursed for reasonable expenses incurred in connection with attending meetings of the Board and its committees.

EXECUTIVE COMPENSATION

   The Company was formed on August 20, 1998 and no executive officers received compensation from the Company until October 2, 1998, the effective date of the Merger. Prior to the Merger, the Company was a wholly owned subsidiary of Barry's. Therefore, no executive officers received compensation during the preceding fiscal year. Compensation paid to such officers by Barry's during the fiscal year ended May 30, 1998 is disclosed in an amendment to Barry's annual report on Form 10-K/A for the fiscal year ended May 30, 1998 (the "Barry's 1998 Form 10-K/A"). For a description of the compensation to be paid to the executive officers during the current fiscal year, see "Compensation Committee Report - Certain Terms of Employment Agreements." Randy N. McCullough currently serves as the Company's Chief Executive Officer and will be paid a salary commensurate with the terms of his Employment Agreement as described in "Compensation Committee Report - Certain Terms of Employment Agreements."

                        OPTION/SAR GRANTS IN FISCAL 1998

   None of those persons serving as chief executive officer of the Company or any other executive officer of the Company was issued any option to acquire the Company's Common Stock. See "Approval of 1998 Stock Option Plan" for proposed grants to such executive officers for the current fiscal year.

                      AGGREGATED 1998 OPTION/SAR EXERCISES
                           AND YEAR-END OPTION VALUES

   No stock options have been exercised or are held by the chief executive officer of the Company or any other executive officer of the Company.

            EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS

   Barry's retained Randy N. McCullough as its President and Chief Executive Officer on March 31, 1998. Upon the occurrence of Barry's emergence from bankruptcy proceedings and the Merger, the Company entered into employment agreements dated October 2, 1998 (the "Employment Agreements") with each of Messrs. McCullough, Healey, Hagger, Edgel and Hart (each, an "Executive"), a summary description of certain terms of which is set forth under the caption "Compensation Committee Report -- Implementation of Philosophy."

                         COMPENSATION COMMITTEE REPORT

COMPENSATION PHILOSOPHY

   The Compensation Committee of the Board is responsible for developing and implementing the Company's executive compensation policies. The Compensation Committee's philosophy of executive compensation is to enhance the profitability of the Company, and thus stockholder value, by closely aligning the financial interests of the executive officers with those of the Stockholders.

IMPLEMENTATION OF PHILOSOPHY

   Generally, the Compensation Committee seeks to realize this objective by the use of short term incentives in the form of salary and cash bonuses, and long term incentives in the form of stock option and restricted stock grants. Salaries initially are set based on the executive officer's experience and competitive conditions. Thereafter, salaries may be adjusted based on various factors, including the executive's performance. In setting and making adjustments to salaries, the Compensation Committee also considers salaries paid to similarly situated executive officers in comparable companies.

   Upon the occurrence of the reorganization and Merger, the Company entered into the Employment Agreements with each Executive. Set forth below is a summary of certain other terms of such Employment Agreements.

                     CERTAIN TERMS OF EMPLOYMENT AGREEMENTS

                                           MAXIMUM ANNUAL
                                          CASH BONUS (AS A
                                            PERCENTAGE OF
                            ANNUAL BASE        ANNUAL          GRANT OF RESTRICTED    SHARES UNDERLYING STOCK
      EXECUTIVE/TITLE         SALARY        BASE SALARY)            STOCK(1)                OPTIONS(2)
 ------------------------  ------------  ------------------    -------------------    -----------------------
 Randy N. McCullough ....     $325,000           100%             100,000 shares            50,000 shares
   President and Chief
   Executive Officer

 E. Peter Healey ........     $300,000           100%              75,000 shares            37,500 shares
   Executive Vice
   President, Chief
   Financial Officer,
   Secretary and
   Treasurer

 Chad C. Haggar .........     $150,000            50%              25,000 shares            12,500 shares
   Vice President -
   Operations

 Bill R. Edgel ..........     $150,000            50%              25,000 shares            12,500 shares
   Vice President -
   Marketing

 Paul Hart ..............     $135,000            50%              25,000 shares            12,500 shares
   Vice President -
   MIS

------------

(1) Shares granted on October 2, 1998 upon effectiveness of Barry's reorganization plan and the Merger.

(2) Options subject to approval of the Company's 1998 Stock Option Plan by the stockholders at the Meeting.

   Under the Employment Agreements, if an Executive's employment is terminated due to an Executive's death or disability, such Executive is entitled to receive (i) accrued annual base salary and benefits, (ii) his full annual cash bonus and (iii) an amount equal to 18 months of his base salary. If the employment of Messrs. McCullough or Healey is terminated by the Company without cause or by the Executive with good reason, such Executive is entitled to receive (i) accrued annual base salary and benefits, (ii) an amount equal to three times the Executive's annual base salary multiplied by a fraction, the numerator of which is (A) 36 minus (B) the number of months the Executive has been in the Company's employ since October 2, 1998, but in no event shall it be less than 18; and the denominator of which is 36; provided, however, that in the event of a change of control, the numerator shall be 36. If the employment of Messrs. Haggar, Edgel and Hart is terminated by the Company without cause or by the Executive with good reason, such Executive is entitled to receive (i) accrued annual base salary and benefits, (ii) an amount equal to two times the Executive's annual base salary multiplied by a fraction, the numerator of which is (A) 36 minus (B) the number of months the Executive has been in the Company's employ since October 2, 1998, but in no event shall it be less than 18; and the denominator of which is 36; provided, however, that in the event of a change of control, the numerator shall be 36. If the Executive's employment is terminated by the Company for cause or by the Executive without good reason, such Executive is entitled to receive accrued annual base salary and benefits and his prorated annual cash bonus.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

   In setting Mr. McCullough's annual salary and incentive compensation, the Compensation Committee considered numerous factors, including Mr. McCullough's extensive experience in the jewelry industry, his prior success in turning around troubled companies and the market rate for presidents and chief executive officers with knowledge and experience commensurate to that of Mr. McCullough. Based on these factors, and after negotiations between the Compensation Committee and Mr. McCullough, the Compensation Committee established Mr. McCullough's compensation terms.

THE COMPENSATION COMMITTEE

David J. Breazzano
David H. Eisenberg
Jerry Winston

                               PERFORMANCE GRAPH

   The Company's common stock, par value $.001 per share ("Common Stock"), will begin trading after the effective date of the plan of reorganization. As a result, no trading history of the Common Stock is available. A graphical comparison of Barry's Common Stock against the market and Barry's industry prior to the effective date is available in the Barry's 1998 Form 10-K/A.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Not applicable.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

   Deloitte & Touche LLP has examined the financial statements of the Company for the fiscal year ended May 30, 1998. The Board has not yet made a determination regarding the selection of the independent certified public accountants for fiscal 1999.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under Section 16(a) of the 1934 Act, the officers and directors of the Company and certain Stockholders beneficially owning more than 10% of the Company's Common Stock ("Ten Percent Stockholders") are required to file with the Securities and Exchange Commission and the Company reports of ownership, and changes in ownership, of Company Common Stock. The Company's officers, directors and Ten Percent Stockholders failed to timely file the Initial Statement of Beneficial Ownership of Securities on Form 3, but such officers, directors and Ten Percent Stockholders have since filed such Forms 3.

                                     OTHER

   The Company does not know of any other business to be presented at the Meeting and does not intend to bring any other matters before the Meeting. However, if any other matters properly come before the Meeting, the persons named in the accompanying proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

                             STOCKHOLDER PROPOSALS

   If a stockholder wishes to present a proposal at the next Annual Meeting of Stockholders, such a proposal must be received by the Company at its principal executive offices prior to June 12, 1999.

                                 ANNUAL REPORT

   The Company is delivering with this Proxy Statement a copy of its Annual Report to Stockholders for Fiscal 1998. However, it is not intended that the Annual Report to Stockholders be a part of this Proxy Statement or a solicitation of proxies.

                       APPROVAL OF 1998 STOCK OPTION PLAN

   The Board of Directors unanimously proposes that the stockholders approve the 1998 Stock Option Plan (the "Stock Option Plan"), which is summarized below. The summary is qualified in its entirety by reference to the text of the Stock Option Plan, which is attached to this Proxy Statement as Annex A.

REASONS FOR THE PROPOSAL

   The Company's Board of Directors believes that the growth of the Company depends significantly upon the efforts of its officers and key employees and that they are best motivated to put forth maximum effort on behalf of the Company if they own an equity interest in the Company. In order that the Company may continue to motivate and reward its key personnel with stock-based awards at an appropriate level, the Board of Directors believes that it is important that a new equity-based plan be adopted at this time.

SUMMARY OF THE STOCK PLAN

   Grants under the Stock Option Plan are generally made by the Compensation Committee (the "Committee"), which currently consists of three members of the Board, each of whom qualifies as an "outside director" under Section 162(m) ("Section 162(m)") of the Internal Revenue Code (the "Code"). The Committee has full power and authority to designate participants, set the terms of grants and to make any determinations necessary or desirable for the administration of the Stock Option Plan.

   Key employees and officers (but not any officer who is not also an employee) of the Company and any existing or future parent or subsidiaries who are regularly employed on a salaried basis and who are so employed on the date of grant are eligible to participate in the Stock Option Plan.

   The maximum number of shares of Common Stock with respect to which options underlying Common Stock may be granted under the Stock Option Plan is 500,000. Shares subject to awards that are forfeited or canceled will again be available for award. In addition, to the extent that shares are delivered to pay the exercise price of options or are delivered or withheld by the Company in payment of the withholding taxes relating to an award under the Stock Option Plan, the number of shares withheld or delivered will again be available for grant under the Stock Option Plan. The shares to be delivered under the Stock Option Plan will be made available from the authorized but unissued shares of Common Stock or from treasury shares.

   Stock options may be granted under the Stock Option Plan in the discretion of the Committee. Options granted under the Stock Option Plan may be either non-qualified or incentive stock options. Only employees of the Company and its subsidiaries will be eligible to receive incentive stock options. The Committee has discretion to fix the exercise price of options at a price not less than 100% of the fair market value of the underlying Common Stock at the time of grant (except for certain grants of incentive stock options that require a price not less than 110% of the fair market value). The Committee has broad discretion as to the terms and conditions upon which options are exercisable, but under no circumstances will an option have a term exceeding ten years.

   The option exercise price may be satisfied in cash, or in the discretion of the Committee, by exchanging Common Stock owned by the optionee or by a combination of cash and Common Stock. The ability to pay the option exercise price in Common Stock would permit an optionee to engage in a series of successive stock-for-stock exercises of an option and thereby fully exercise an option with little or no cash investment.

   No award granted under the Stock Option Plan may be transferred, pledged, assigned, or encumbered except by will or by the laws of descent and distribution.

   If the Committee determines that any stock split, stock dividend or other distribution (whether in the form of cash, securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares, issuance of warrants or other rights to purchase shares or other securities of the Company, or other similar corporate event affects the Common Stock such that an adjustment is appropriate in order to preserve or prevent enlargement of the benefits intended under the Stock Option Plan, then the Committee shall make appropriate adjustments in (a) the number and kind of shares that may be the subject of future awards under the Stock Option Plan and
(b) the number and kind of shares (or other securities or property) subject to outstanding awards and the respective grant or exercise prices thereof.

   The Stock Option Plan may be amended or terminated at any time by the Board of Directors, except that no amendment may be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including any approval that is necessary to qualify awards as "performance-based" compensation under Section 422 of the Code.

FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTIONS

   Generally, the grant of a stock option under the Stock Option Plan will not result in any tax consequence to the participant or the Company. When an optionee exercises a non-qualified option, the difference between the exercise price and any higher fair market value of the Common Stock on the date of exercise will be ordinary income to the optionee (subject to withholding) and, subject to Section 162(m) of the Code, will generally be allowed as a deduction at that time for federal income tax purposes to the Company.

   Any gain or loss realized by an optionee on disposition of the Common Stock acquired upon exercise of a non-qualified option will generally be capital gain or loss to the optionee, long-term or short-term depending on the holding period, and will not result in any additional federal income tax consequences to the Company. The optionee's basis in the Common Stock for determining gain or loss on the disposition will be the fair market value of the Common Stock determined generally at the time of exercise.

   When an optionee exercises an incentive stock option while employed by the Company or a subsidiary or within three months (one year for disability) after termination of employment, no ordinary income will be recognized by the optionee at that time, but the excess (if any) of the fair market value of the Common Stock acquired upon such exercise over the option price will be an adjustment to taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the Common Stock acquired upon exercise of the incentive stock option is not disposed of prior to the expiration of one year after the date of acquisition and two years after the date of grant of the option, the excess (if any) of the sale proceeds over the aggregate option exercise price of the Common Stock will be long-term capital gain, but the Company will not be entitled to any tax deduction with respect to the gain. Generally, if the Common Stock is disposed of prior to the expiration of those periods (a "Disqualifying Disposition"), the excess of the fair market value of the Common Stock at the time of exercise over the aggregate option exercise price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if realized, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Company will generally be entitled to a federal income tax deduction in a like amount). Any gain realized by the optionee as the result of a Disqualifying Disposition that exceeds the amount treated as ordinary income will be capital in nature, long-term or short-term depending on the holding period. If an incentive stock option is exercised more than three months (one year for disability) after termination of employment, the federal income tax consequences are the same as described above for non-qualified stock options.

   If the exercise price of an option is paid by the surrender of previously owned shares, the basis of the previously owned shares carries over to the shares received in replacement. If the option is a non-qualified option, the income recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

   If the Stock Option Plan is approved by the stockholders at the Meeting, the Company believes that taxable compensation arising in connection with all stock options granted under the Stock Option Plan should be fully deductible to the Company for purposes of Section 162(m) of the Code. Section 162(m) may limit the deductibility of an executive's compensation in excess of $1,000,000 per year.

   Awards under the Stock Option Plan that are granted, accelerated or enhanced upon the occurrence of a change of control may give rise, in whole or in part, to excess parachute payments within the meaning of Section 280G of the Code to the extent that such payments, when aggregated with other payments subject to
Section 280G, exceed the limitations contained therein. Excess parachute payments will be nondeductible to the Company and subject the recipient of the payments to a 20% excise tax.

   At any time that a participant is required to pay to the Company the amount required to be withheld under applicable tax laws in connection with the exercise of a stock option, the participant is deemed to have elected to have the Company withhold from the shares that the participant would otherwise receive shares of Common Stock having a value equal to the amount to be withheld.

   The foregoing discussion summarizes the federal income tax consequences applicable to stock options granted under the Stock Option Plan based on current provisions of the Code, which are subject to change. This summary does not cover any foreign, state or local tax consequences or participation in the Stock Option Plan.

AWARDS TO BE GRANTED

   The grant of awards under the Stock Option Plan is entirely in the discretion of the Committee. The Committee has not yet made a determination as to the awards to be granted under the Stock Option Plan, if it is approved by the stockholders.

GRANTS OF OPTIONS

   The following table sets forth information with respect to benefits under the Stock Option Plan, as proposed during 1998, subject to stockholder approval of the Stock Option Plan, by (i) each of the Executives and (ii) all Executives as a group.

                               NEW PLAN BENEFITS
                             1998 STOCK OPTION PLAN

                                                     Number of Shares
             Name and Position                      Underlying Options
 -----------------------------------------          ------------------
 Randy N. McCullough - President and Chief                50,000
   Executive Officer

 E. Peter Healey - Executive Vice                         37,500
   President, Chief Financial Officer,
   Secretary and Treasurer

 Chad C. Haggar - Senior Vice                             12,500
   President - Operations

 Bill R. Edgel - Senior Vice President -                  12,500
   Marketing

 Paul Hart - Senior Vice President - MIS                  12,500
 ---------------------------------------                 -------
 Executives as a Group                                   125,000

VOTE REQUIRED FOR APPROVAL OF THE STOCK OPTION PLAN

   Approval of the Stock Option Plan requires the affirmative vote of a majority of the shares of Common Stock present and entitled to vote at the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 1998 STOCK OPTION PLAN.

         APPROVAL OF 1998 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

   The Company seeks stockholder approval of the Samuels Jewelers, Inc. 1998 Stock Option Plan for Non-Employee Directors (the "Director Plan"). The following summary of such plan is qualified in its entirety by reference to the complete text thereof, which is attached hereto as Annex B.

   The purpose of the Director Plan is to align more closely the interests of the Company's non-employee directors with those of the Company's stockholders by allowing for the grant of stock options to such directors in accordance with the terms of the Director Plan.

   The maximum number of shares of Common Stock in respect of which options may be granted under the Director Plan is 250,000. The shares of Common Stock to be delivered under the Director Plan will be made available from the authorized but unissued shares of Common Stock or from treasury shares.

   The Director Plan will be administered by the Board of Directors; however, the Board will have no discretion to determine the timing or exercise price of options granted under the Director Plan.

   All directors of the Company who are not employees of the Company or any of its subsidiaries or employees of an entity with which the Company has contracted to receive management services will be "Eligible Directors" under the Director Plan. There will initially be five Eligible Directors. Under the Director Plan each Eligible Director was granted on September 22, 1998 an option to purchase 5,000 shares of Common Stock, subject to stockholder approval of the Director Plan at the Meeting.

   Options granted under the Director Plan will be non-qualified options. The exercise price of options granted under the Director Plan will be 100% of the fair market value of the underlying shares of Common Stock on the date of grant. Each option becomes exercisable in 25% annual increments beginning on the first anniversary of the date of grant, and will have a term of 10 years. Upon retirement from service as a director, a retiring director's options that were exercisable on the date of retirement will remain exercisable until the earlier of (i) three months after the date of such retirement or (ii) the expiration date of the option.

   The option exercise price may be satisfied in cash or by delivering shares of Common Stock owned by the optionee.

   In the event of the payment of any dividend payable in shares of Common Stock, or any subdivision or combination of such shares of Common Stock, and any merger, consolidation or other similar corporate combination, the number of shares that may be purchased under the Director Plan may the number of shares subject to each option granted under the Director Plan may be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any outstanding option (whether or not then exercisable) may be increased or decreased proportionately, as the case may be, without change in the aggregate exercise price.

   The Director Plan may be amended or terminated at any time by the Board of Directors, except that no amendment may be made without stockholder approval if such approval is required by Rule 166-3 under the Securities Exchange Act of 1934, as amended.

FEDERAL INCOME TAX CONSEQUENCES

   When an optionee exercises an option, the difference between the option price and any higher fair market value of the shares of Common Stock, generally on the date of exercise, will be ordinary income to the optionee and generally will be allowed as a deduction for federal income tax purposes to the Company.

   Any gain or loss realized by an optionee on disposition of the Common Stock acquired upon exercise of an option generally will be capital gain or loss to such optionee, long-term or short-term depending on the holding period, and will not result in any additional tax consequences to the Company. The optionee's basis in the shares of Common Stock for determining gain or loss on the disposition will be the fair market value of such shares of Common Stock determined generally at the time of exercise.

   Except as noted below, when an optionee receives payment with respect to an option under the Director Plan other than as described in the preceding paragraphs, the amount of cash and the fair market value of the securities received, net of any amount paid by the optionee, will be ordinary income to such optionee and generally will be allowed as a deduction for federal income tax purposes to the Company. Certain special rules apply if the exercise price for an option is paid in shares of Common Stock previously owned by the optionee rather than in cash.

GRANTS OF OPTIONS

   The following table sets forth information with respect to the benefits under the Director Plan, as proposed to be approved, that were received during 1998, subject to stockholder approval of the Director Plan, by (i) each of the directors who is not an executive officer and (ii) all directors who are not executive officers as a group. None of the Named Executive Officers, non-executive officers or employees of the Company nor any associate of any director or executive officer is anticipated to be eligible to participate in the Director Plan. Other than the persons identified in the following table, no person is anticipated to receive more than 5% of the awards that may be granted under the Director Plan.

                               NEW PLAN BENEFITS

               1998 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                                                  Number of Securities
                           Name                    Underlying Options
                           ----                   --------------------
           David Barr                                     5,000
           David J. Breazzano                             5,000
           Ken D'Amato                                    5,000
           David H. Eisenberg                             5,000
           Jerry Winston                                  5,000
           ------------------------------------          ------
           Non-Executive Officer Director Group          25,000

   This proposal requires the approval of a majority of the shares of Common Stock present and entitled to vote at the Meeting.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE DIRECTOR PLAN.

                    APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

   The Company seeks stockholder approval of the Company's Employee Stock Purchase Plan (the "Stock Purchase Plan"). The following summary of such plan is qualified by reference to the form of Stock Purchase Plan thereof, which is attached hereto as Annex C.

   The Stock Purchase Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee may adopt its own rules of procedure, and action of a majority of the members of the Committee taken at a meeting, or action taken without the meeting by unanimous written consent, shall constitute action by the Committee. The Committee shall have the power and authority to administer, construe and interpret the Stock Purchase Plan, to make rules for carrying it out and to make changes in such rules. Any such interpretations, rules, and administration shall be consistent with the basic purposes of the Stock Purchase Plan.

   The Stock Purchase Plan currently authorizes the issuance of 200,000 shares of Common Stock.

   Unless restricted by applicable law, shares related to grants that are forfeited, terminated, canceled or expire unexercised, shall immediately become available for new issuances under the Stock Purchase Plan.

ELIGIBILITY

   Pursuant to the Stock Purchase Plan, eligible employees have the right to purchase shares of the Common Stock at a discount of 15% below the fair market value of the Common Stock.

PURCHASE STOCK

   Purchase Stock refers to shares of Common Stock offered to a participant at a price equal to 85% of the market value of the stock.

PAYMENT OF PURCHASE PRICE FOR PURCHASE STOCK

   The payment of the price for all shares of Purchase Stock purchased shall be by payroll deduction.

AMENDMENT AND TERMINATION

   The Committee shall have the authority to make amendments to the terms and conditions applicable to outstanding shares of Purchase Stock to the extent consistent with the Stock Purchase Plan; provided that, no such action shall modify a grant in a manner adverse to the participant.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

   The following summary of certain federal income tax consequences with respect to grants of Stock Options under the Stock Purchase Plan is not comprehensive and is based upon laws and regulations currently in effect. Such laws and regulations are subject to change.

SECTION 162(m)

   At all times when the Committee determines that it is desirable to satisfy the conditions of Section 162(m) of the Code, all awards granted under the Stock Purchase Plan will comply with such conditions. The Committee is nevertheless empowered to grant awards that would not constitute "performance based" compensation under Section 162(m), which may vest based solely on continued employment rather than any performance based criteria. If changes are made to Section 162(m) to permit greater flexibility with respect to any awards available under the Stock Purchase Plan, the Committee may, subject to the restrictions described above regarding amendments to the Stock Purchase Plan, make any adjustments it deems appropriate.

VOTING REQUIREMENTS

   Approval of the Stock Purchase Plan will require the affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy, and entitled to vote at the Annual Meeting.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE STOCK PURCHASE PLAN.

                                              By Order of the Board of Directors



Austin, Texas
October 21, 1998


   PLEASE PROMPTLY VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. AT ANY TIME BEFORE A VOTE YOU MAY REVOKE YOUR PROXY BY (1) A LATER PROXY OR A WRITTEN NOTICE OF REVOCATION DELIVERED TO THE INSPECTOR OF ELECTIONS OR (2) ADVISING THE INSPECTOR OF ELECTIONS AT THE MEETING THAT YOU ELECT TO VOTE IN PERSON. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY.

   THE ANNUAL MEETING IS ON NOVEMBER 3, 1998.  PLEASE RETURN YOUR PROXY IN
TIME.

                                                                         ANNEX A





                             SAMUELS JEWELERS, INC.

                             1998 STOCK OPTION PLAN

1. PURPOSE

   Samuels Jewelers, Inc., a Delaware corporation (the "Company"), by means of this Stock Option Plan (the "Plan"), desires to afford certain of its officers and key employees, and the officers and key employees of any parent corporation or subsidiary corporation thereof now existing or hereafter formed or acquired, an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any parent corporation or subsidiary corporation thereof. As used in the Plan, the terms "parent corporation" and "subsidiary corporation" shall mean, respectively, a corporation within the definition of such terms contained in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

   The stock options described in Section 6 (the "Options"), and the shares of common stock of the Company acquired pursuant to the exercise of such Options are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

   The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Code, or options that do not meet the requirements for Incentive Options ("Non-qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

2. ADMINISTRATION

   The Plan shall be administered by such committee as determined by the Board of Directors (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors of the Company, each of whom shall qualify as an "outside director" to administer the Plan within the meaning of
Section 162(m) of the Code, as amended, or other applicable rules under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall administer the Plan so as to conform at all times with the provisions of Section 16(b) of the Exchange Act and Rule 16b-3 promulgated thereunder. A majority of the Committee shall constitute a quorum, and subject to the provisions of Section 5, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

   The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, however, that the Committee may not delegate any duties to a member of the Board of Directors of the Company who, if elected to serve on the Committee, would not qualify as a "disinterested person" to administer the Plan as contemplated by Rule 16b-3, as amended, or other applicable rules under the Exchange Act. The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all persons who have received grants under the Plan, the Company and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

3. SHARES AVAILABLE

   Subject to the adjustments provided in Section 8, the maximum aggregate number of shares of common stock, $.001 par value per share, of the Company (the "Common Stock"), which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed 500,000 shares of the currently authorized Common Stock. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including, without limitation, the expiration of such Options, the termination of such Options prior to exercise, or the forfeiture of such Options, such shares shall thereafter be available for grants to such individual or other individuals under the Plan, unless such shares, if so made available, would not be exempt under Section 16(b) of the Exchange Act pursuant to Rule 16b-3. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with either authorized and unissued shares of Common Stock, issued shares of such Common Stock held in the Company's treasury or both, at the discretion of the Company.

4. ELIGIBILITY AND BASES OF PARTICIPATION

   Grants under the Plan may be made, subject to and in accordance with Section 6, to key employees and officers (but not to any officer who is not also an employee) of the Company, or any parent corporation or subsidiary corporation thereof, who are regularly employed on a salaried basis and who are so employed on the date of such grant (the "Officer and Key Employee Participants").

5. AUTHORITY OF COMMITTEE

   Subject to and not inconsistent with the express provisions of the Plan and the Code, the Committee shall have plenary authority, in its sole discretion, to:

   a. determine the persons to whom Options shall be granted, the time when such Options shall be granted, the number of Options, the purchase price or exercise price of each Option, the restrictions to be applicable to Options and the other terms and provisions thereof (which need not be identical);

   b. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting the optionee in the exercise of an Option, such authority to include the payment by the Company of the commissions, fees and charges of the broker-dealer;

   c. provide the establishment of procedures for an optionee to exercise an Option in whole or in part by delivering that number of shares owned by such optionee for at least six (6) months prior thereto having a Fair Market Value on the date preceding the date of exercise which shall equal the Option exercise price for the number of shares of Common Stock as to which the optionee desires to exercise the Option;

   d. establish procedures for the collection of any taxes required by any government to be withheld or otherwise deducted and paid by the Company, or any parent corporation or subsidiary corporation thereof, in respect of the issuance or disposition of Common Stock acquired pursuant to the exercise of an Option granted hereunder;

   e. prescribe, amend, modify, and rescind rules and regulations relating to the Plan;

   f. make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business; and

   g. establish any procedures determined to be appropriate in discharging its responsibilities under the Plan.

   The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any Person to whom it has delegated duties as aforesaid may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan; provided, however, that any such delegation shall be in writing; and provided, however, that, any determination of Incentive Stock Options (as hereinafter defined) applicable to Officers and Key Employee Participants who constitute "covered employees" within the meaning of Section 162(m) of the Code may not be delegated to a member of the Board of Directors who, if elected to serve on the Committee, would not qualify as an "outside director" within the meaning of Section 162(m) of the Code. The Committee may employ attorneys, consultants, accountants, or other Persons and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

6. STOCK OPTIONS FOR OFFICERS AND KEY EMPLOYEE PARTICIPANTS

   The Committee shall have the authority, in its sole discretion, to grant Incentive Options, Non-qualified Options or a combination thereof (collectively, the "Employee Options") to certain Officer and Key Employee Participants during the period beginning on the Effective Date ("Effective Date") of the Plan of Reorganization for the Company under Chapter 11 of the Bankruptcy Code dated April 30, 1998, as modified, and confirmed by order, entered September 16, 1998, of the United States Bankruptcy Code for the Central District of California ("Bankruptcy Plan") and ending on the tenth anniversary of the Effective Date of the Bankruptcy Plan (the "Termination Date"). The terms and conditions of the Employee Options shall be determined from time to time by the Committee; provided, however, that the Employee Options granted under the Plan shall be subject to the following:

   a. Option Price. The option price for each share purchasable under any Employee Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the Fair Market Value per share at the date the Employee Option is granted; provided, however, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of the Company, or any parent corporation or subsidiary corporation thereof, which possess more than ten percent (10%) of the total combined voting power of all classes of shares of capital stock of the Company, or of any subsidiary corporation or parent corporation of the Company, the purchase price for each share shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share at the date the Incentive Option is granted. In determining the stock ownership of a person for purposes of this Section 6, the rules of Section 424(d) of the Code shall be applied and the Committee may rely on representations of fact made to it by such person and believed by it to be true. The exercise price of the Employee Options will be subject to adjustment in accordance with the provisions of
       Section 8 of the Plan.

   b. Payment. The price per share of Common Stock with respect to each Employee Option shall be payable at the time the Employee Option is
       exercised.   Such price shall be payable in cash, which may be paid by
       wire transfer in immediately available funds, by check, by a commitment by a broker-dealer to pay to the Company that portion of any sale proceeds receivable by the optionee upon exercise of an Employee Option in the manner permitted under Section 5.b. hereof, or by any other instrument acceptable to the Company or, in the discretion of the Committee, by delivery to the Company of shares of Common Stock owned by the optionee. Shares delivered to the Company in payment of the option price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Employee Option.

   c.  Exercisability of Employee Options.  Subject to this Section 6 and
       Section 7, each Employee Option shall become exercisable on the dates and in the amounts set forth on the following schedule:

                                 Percentage of Original
             Date Vested             Option Vested
             -----------         ----------------------
       1st Anniversary of Grant           25%
       2nd Anniversary of Grant           25%
       3rd Anniversary of Grant           25%
       4th Anniversary of Grant           25%

       provided, however, that an Employee Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; provided, further, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns stock of the Company, or any parent corporation or subsidiary corporation thereof, possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any parent corporation or subsidiary corporation thereof, such Incentive Option shall not be exercisable after the expiration of five (5) years from the date such Incentive Option is granted. The right to purchase shares shall be cumulative so that when the right to purchase any shares has accrued such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Employee Option.

   d. Death. In the event of the death of any optionee, all Employee Options held by such optionee on the date of such death shall vest in full and become immediately exercisable. Upon such death, the legal representative of such optionee, or such person who acquired such Employee Option by bequest or inheritance or by reason of the death of the optionee, shall have the right, within one (1) year after the date of death (but not after the expiration or termination of the Employee Option), to exercise such optionee's Employee Option with respect to all or any part of the shares of Common Stock subject to such Employee Option.

   e. Disability. If the employment of any optionee is terminated because of Disability (as defined in Section 10), all Employee Options held by such optionee on the date of such termination shall vest in full and become immediately exercisable. Such optionee shall have the right within one
       (1) year after the date of such termination (but not after the expiration or termination of the Employee Option), to exercise the Employee Option with respect to all or any part of the shares of Common Stock subject to such Employee Option.

   f. Retirement. In the event the employment of any optionee is terminated by reason of the Retirement of the optionee, all Employee Options held by such optionee on the date of such termination shall vest in full and become immediately exercisable. Such optionee shall have the right, within three (3) months after the date of such termination (but not after the expiration or termination of the Employee Option), to exercise his Employee Option with respect to all or any part of the shares of Common Stock subject to such Employee Option.

   g. Other Termination or For Cause. If the employment of an optionee is terminated for any reason other than those specified in subsections e.,
       f. and g. of this Section 6, such optionee shall have the right, within three (3) months after the date of such termination (but not after the expiration or termination of the Employee Option), to exercise his Employee Option with respect to all or any part of the shares of Common Stock which such optionee was entitled to purchase immediately prior to the time of such termination, except that, if such optionee's employment was terminated by the Company, or any parent corporation or subsidiary corporation thereof, for good cause, such optionee shall immediately forfeit all rights under his Employee Option except as to the shares of Common Stock already purchased. For the purposes of the Plan, the term "for good cause" shall mean (a) with respect to an optionee who is a party to a written employment agreement with the Company, or any parent corporation or subsidiary corporation thereof, which agreement contains a definition of "for good cause" or "for cause" (or words of like import) for purposes of termination of employment thereunder by the Company, or such parent corporation or subsidiary corporation of the Company, "for good cause" or "for cause" as defined therein; or (b) in all other cases, as determined by the Committee or the Board of Directors, in its sole discretion, (i) the wanton or willful commission by an optionee of an act, or the wanton or willful omission or failure to act, that causes substantial damage (by reason, without limitation, of financial exposure or loss, or damage to reputation or goodwill) to the Company, or any parent corporation or subsidiary corporation thereof; (ii) the commission by an optionee of an act of fraud, intentional misrepresentation, embezzlement, misappropriation or conversion in the performance of such optionee's duties on behalf of the Company, or any parent corporation or subsidiary corporation thereof;
       (iii) conviction of the optionee for commission of a felony, or (iv) the continuing failure of an optionee to perform the material duties of such optionee to the Company, or any parent corporation or subsidiary corporation thereof.

   h. Maximum Exercise. The aggregate Fair Market Value of Common Stock (determined at the time of the grant) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company, or any parent corporation or subsidiary corporation thereof, shall not exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time.

7. CHANGE OF CONTROL

   Notwithstanding any provision herein to the contrary, upon the occurrence of an event constituting a Change of Control (as defined in Section 10), all Options granted under the Plan and held by an optionee shall become immediately fully exercisable.

8. ADJUSTMENT OF SHARES

   In the event there is any change in the Common Stock by reason of any consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, the number or kind of shares or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee at the time of such event, provided that each optionee's position with respect to the Option and the per share price or value thereof shall not, as a result of such adjustment, be worse than it had been immediately prior to such event. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code.

9. MISCELLANEOUS PROVISIONS

   a. Assignment or Transfer. No grant of any "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) made under the Plan or any rights or interests therein shall be assignable or transferable by an optionee except by will or the laws of descent and distribution. During the lifetime of an optionee, Options granted hereunder shall be exercisable only by the optionee.

   b. Investment Representation. If a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Common Stock issuable upon exercise of an Option, is not in effect at the time such Option is exercised, the Company may require, for the sole purpose of complying with the Securities Act, that prior to delivering such Common Stock to the exercising optionee, such optionee must deliver to the Secretary of the Company a written statement (i) representing and warranting that such Common Stock is being acquired for investment only and not with a view to the resale or distribution thereof, (ii) acknowledging and confirming that such Common Stock may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from such registration, and (iii) agreeing that the certificates representing such Common Stock shall bear a legend to the effect of the foregoing. If, subsequent to the delivery by an optionee of the written statement described in the preceding sentence, the Common Stock issuable upon exercise of an Option is registered under the Securities Act, such written statement shall be rendered null and void.

   c. Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option nor to any employee receiving an Option.

   d. Funding of Plan. The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the satisfaction of any Option under the Plan.

   e. Other Incentive Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

   f. Effect on Employment. Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Officer and Key Employee Participants except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company, or any parent corporation or subsidiary corporation thereof, to continue the employment of any Officer and Key Employee Participant, and (ii) any Officer and Key Employee Participant to remain in the employ of the Company, or any parent corporation or subsidiary corporation thereof.

   g. Termination or Suspension of the Plan. The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated under Section 12 or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Committee to construe and administer any Options granted prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

   h. Savings Provision. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law.

     i. Governing Law. The Plan, such Options as may be granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     j. Partial Invalidity. The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

10.  DEFINITIONS

     a. "Fair Market Value" shall mean, as it relates to the Common Stock of the Company, the average of the high and low sale prices of such Common Stock for the 10 trading days preceding the date such determination is required herein, or if there were no sales during such 10-day period, the average closing bid and asked prices, as reported on the national securities exchange on which the Company's Common Stock is listed or in the absence of such listing on the NASDAQ National Market System or if such Common Stock is not at the time listed on a national securities exchange or traded on the NASDAQ National Market System, the value of such Common Stock on such date as determined by the Committee in good faith.

     b. "Disability" shall have the meaning set forth in Section 22(c)(3) of the Code.

     c. "Change of Control" shall be deemed to have occurred if, subsequent to the Effective Date of this Plan, (A) any "person" (as such term is defined in Section 13(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of either (x) a majority of the Company's outstanding Common Stock or (y) securities of the Company representing a majority of the combined voting power of the Company's then outstanding voting securities, or (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease, at any time after the beginning of such period, for any reason to constitute a majority of the Board of Directors of the Company unless the election of each new director was nominated or ratified by at least two-thirds of the directors still in office who were directors at the beginning of such two-year period.

     d. "Retirement" shall mean the date upon which an Officer and Key Employee Participant, having attained an age of not less than 62, or such other age as may be determined by the Committee in its sole discretion, terminates his employment with the Company, or any parent corporation or subsidiary corporation thereof, provided that such Officer and Key Employee Participant has been employed by the Company, or any parent corporation or subsidiary corporation thereof, for a period of not less than five (5) years prior to such termination.

11. AMENDMENT OF PLAN

    The Board of Directors of the Company shall have the right to amend, modify, suspend or terminate the Plan at any time, provided that no amendment shall be made without shareholder approval which shall (i) increase the total number of shares of the Common Stock of the Company which may be issued and sold pursuant to Options granted under the Plan, (ii) materially increase the benefits accruing to participants under the Plan, (iii) decrease the minimum exercise price in the case of an Incentive Option, (iv) materially modify the provisions of the Plan relating to eligibility with respect to Options, unless in any such event such amendment is made by or with the approval of the stockholders, or
(v) retroactively impair the Committee's discretion. The Board of Directors shall be authorized to amend the Plan and the Options granted thereunder (A) to qualify such Options as "incentive stock options" within the meaning of Section 422 of the Code or (B) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act. No amendment, modification, suspension or termination of the Plan shall adversely alter or impair any Options previously granted under the Plan, without the consent of the holder thereof.

12. EFFECTIVE DATE

    The Plan shall become effective at 10:00 A.M., Los Angeles, California time, on the Effective Date, subject to a vote of the stockholders of the Company held at a meeting of the stockholders duly held within 12 months from the Effective Date. Subject to the preceding sentence and the right of the Board of Directors to terminate the Plan at any time pursuant to Section 11 hereof, the Plan shall remain in effect until the earlier of (i) the date that Options covering all shares of Common Stock issuable under the Plan have been granted or (ii) the Termination Date.

13. WITHHOLDING TAXES

    By acceptance of the Option, the optionee will be deemed to (i) agree to reimburse the company or parent corporation or subsidiary corporation by which the optionee is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of the optionee's exercise of all or a portion of the Option; (ii) authorize the Company or any parent corporation or subsidiary corporation by which the optionee is employed to withhold from any cash compensation paid to the optionee or in the optionee's behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Company, or the parent corporation or subsidiary corporation by which the optionee is employed, and which otherwise has not been reimbursed by the optionee, in respect of the optionee's exercise of all or a portion of the Option; and (iii) agree that the Company may, in its discretion, hold the stock certificate to which the optionee is entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.

                                                                         ANNEX B




                             SAMUELS JEWELERS, INC.

               1998 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


1.   PURPOSES

     Samuels Jewelers, Inc., a Delaware corporation (the "Company"), desires to attract and retain the services of outstanding non-employee directors by affording them an opportunity to acquire a proprietary interest in the Company through automatic, non-discretionary awards of options ("Options") exercisable to purchase shares of Common Stock (as defined below), and thus to create in such directors an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

     The Options offered pursuant to this Samuels Jewelers, Inc. 1998 Stock Option Plan for Non-Employee Directors (the "Plan") are a matter of separate inducement and are not in lieu of any other compensation for the services of any director.

     The Options granted under the Plan are intended to be options that do not meet the requirements for incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     As used in the Plan, the term "subsidiary corporation" shall mean a corporation coming within the definition of such term contained in Section 424(f) of the Code.

2.   STOCK SUBJECT TO THE PLAN

     Options granted under the Plan shall be exercisable for shares of the Company's common stock, par value $.001 per share ("Common Stock").

     The total number of shares of Common Stock authorized for issuance under the Plan upon the exercise of Options (the "Shares"), shall not exceed, in the aggregate, 250,000 of the currently authorized shares of Common Stock of the Company, such number to be subject to adjustment in accordance with Section 13 of the Plan.

     Shares available for issuance under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options may again be subject to an Option under the Plan.

3.   EFFECTIVE DATE AND TERM OF THE PLAN

     The Plan shall become effective at 10:00 a.m., Austin, time, on September 30, 1998 (the "Effective Date"). The Plan shall terminate at the close of business on September 30, 2008 (the "Termination Date"), unless sooner terminated in accordance with its terms.

4.   ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors"), which may designate from among its members a committee to exercise all power and authority of the Board of Directors at any time and from time to time to administer the Plan. (References herein to the Board of Directors shall be deemed to include references to any such committee, except as the context otherwise requires.) Subject to the express provisions of the Plan, the Board of Directors shall have authority to construe the Plan and the Options granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other ministerial determinations necessary or advisable for administering the Plan. However, the timing of grants of Options under the Plan and the determination of the amounts and prices of such Options shall be effected automatically in accordance with the terms and provisions of the Plan without further action by the Board of Directors.

     The determination of the Board of Directors on matters referred to in this
Section 4 shall be conclusive.

5.   ELIGIBILITY

     Each member of the Board of Directors who is not an employee of the Company or any subsidiary corporation of the Company shall be eligible to be granted Options under the Plan ("Eligible Directors").

6.   OPTION GRANTS

     On the Effective Date, the Committee shall have the authority, in its sole discretion, to grant Options to Eligible Directors. Each Option granted to an Eligible Director pursuant to the Plan shall be evidenced by a written agreement between the Company and such Eligible Director substantially in the form of Exhibit A attached hereto (each such agreement, a "Grant Agreement"). Any Eligible Director entitled to receive an Option grant pursuant to the Plan may elect to decline the Option.

7.   OPTION PRICE AND PAYMENT

     The price for each Share purchasable upon exercise of any Option granted hereunder shall be an amount equal to the fair market value per Share on the date of grant. For purposes of the Plan, fair market value per share with respect to any date of determination, means:

       (i) if the Shares are listed or admitted to trading on a national securities exchange in the United States or reported through the National Association of Securities Dealers Automated Quotation System-National Market System ("NASDAQ-NMS"), then the closing sale price on such exchange or NASDAQ-NMS on such date or, if no trading occurred or quotations were available on such date, then on the closest preceding date on which the Shares were traded or quoted; or

       (ii) if not so listed or reported but a regular, active public market for the Shares exists (as determined in the sole discretion of the Board of Directors, whose decision shall be conclusive and binding), then the average of the closing bid and ask quotations per Share in the over-the-counter market for such Shares in the United States on such date or, if no such quotations are available on such date, then on the closest date preceding such date. For purposes of the foregoing, a market in which trading is sporadic and the ask quotations generally exceed the bid quotations by more than 15% shall not be deemed to be a "regular, active public market."

     If the Board of Directors determines that a regular, active public market does not exist for the Shares, the Board of Directors shall determine the fair market value of the Shares in its good faith judgment based on the total number of shares of Common Stock then outstanding, taking into account all outstanding options, warrants, rights or other securities exercisable or exchangeable for, or convertible into, shares of Common Stock.

     The payment of the option price for all Shares purchased pursuant to the exercise of an Option shall be (w) by cash or check in full on the date of exercise (such cash or check may be delivered on behalf of a holder of an option by a stock broker designated by the Company to whom such holder has submitted an irrevocable notice of election, on forms approved by the Company, to sell shares of Common Stock deliverable upon exercise of an Option), (x) through the delivery of shares of Common Stock having a fair market value equal to the full amount of the exercise price, (y) by the withholding by the Company from the Shares issuable upon any exercise of the Option that number of Shares having a fair market value equal to such exercise price pursuant to a written election delivered to the Board of Directors prior to the date of exercise, or
(z) by a combination of such methods. The Board of Directors shall determine acceptable methods for tendering Common Stock and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate. The fair market value per share of shares of Common Stock so delivered or withheld shall be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or conform to the requirements of any applicable laws or regulations.

8.   TERMS OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

     Any Option granted to an Eligible Director shall be exercisable, on a cumulative basis, for a period commencing on the date of grant and ending ten
(10) years after the date of grant of such Option as follows:

                                   Percentage of
          Date vested          Original Option Vested
          -----------          ----------------------
     1st Anniversary of Grant           25%
     2nd Anniversary of Grant           25%
     3rd Anniversary of Grant           25%
     4th Anniversary of Grant           25%

     To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

     In no event shall an Option granted hereunder be exercised for a fraction of a Share or for less than one hundred (100) Shares (unless the number purchased is the total balance for which the Option is then exercisable).

     A person entitled to receive Shares upon the exercise of an Option shall not have the rights of a stockholder with respect to such Shares until the date of issuance of a stock certificate to him or her for such Shares; provided, however, that until such stock certificate is issued, any holder of an Option using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares of Common Stock.

9.   TERMINATION OF DIRECTORSHIP

     If an Eligible Director's service as a director of the Company is terminated, any Option previously granted to such Eligible Director shall, to the extent such Option has vested and become exercisable, remain exercisable for a period of three months following such Eligible Director's termination, at which time such exercisable portion shall terminate and become null and void, and the portion of such Option that has not vested and become exercisable on the date of termination shall terminate and become null and void on the date of such termination; provided, however, that:

          (a) in the event of the death of any Eligible Director, all Options held by such Eligible Director on the date of such death shall vest in full and become immediately exercisable. Upon such death, the legal representative of such Eligible Director, or such person who acquired such Options by bequest or inheritance or by reason of the death of the Eligible Director, shall have the right, within one (1) year after the date of death (but not after the expiration or termination of the Option), to exercise such Eligible Director's

    Option with respect to all or any part of the shares of Common Stock subject to such Option; and

          (b) if the directorship of any Eligible Director is terminated by (i) such Eligible Director's disability (as described in Section 22(e)(3) of the Code), (ii) voluntary retirement from service as a director of the Company or (iii) failure of the Company to nominate for re-election such Eligible Director who is otherwise eligible, except if such failure to nominate for re-election is due to any act of (A) fraud or intentional misrepresentation or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any subsidiary corporation or parent corporation of the Company (in which case, such Option shall terminate and no longer be exercisable), all Options held by such Eligible Director shall vest in full and become immediately exercisable. Such Eligible Director shall have the right within one year after the date of such termination (but not after the expiration or termination of such Option), to exercise the Option with respect to all or any part of the shares of Common Stock subject to such Eligible Director's Options.

    None of the events described above shall extend the period of exercisability of an Option beyond the expiration date thereof. If an Option granted hereunder shall be exercised by the legal representative of a deceased Eligible Director or former Eligible Director, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any Eligible Director or former Eligible Director, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

10. EXERCISE OF OPTIONS

    Options granted under the Plan, or any exercisable portion thereof, may be exercised solely by delivering to the Secretary of the Company all of the following prior to the time when the Option or such portion becomes unexercisable under Sections 8 or 9:

          (a) Notice in writing signed by the optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Board of Directors;

          (b) Payment for the shares with respect to which such Option or portion thereof is exercised (i) by cash or check on the date of exercise (such cash or check may be delivered on behalf of a optionee by a stock broker designated by the Company to whom the optionee has submitted an irrevocable notice of election, on forms approved by the Company, to sell shares of Common Stock deliverable upon exercise of an Option), (ii) through the delivery of shares of Common Stock having a fair market value equal to the full amount of the exercise price, (iii) by the withholding by the Company from the shares of Common Stock issuable upon any exercise of the Option that number of shares having a fair market value equal to such exercise price pursuant to a written election delivered to the Board of Directors prior to the date of exercise, or (iv) by a combination of such methods;

          (c) A written representation and agreement (which may be included within the applicable Grant Agreement), in a form satisfactory to the Board of Directors, signed by the optionee or other person then entitled to exercise such Option or portion thereof, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act of 1933, as amended (the "Act"), and the applicable rules and regulations thereunder, and that the optionee or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above; provided, however, that the Board of Directors may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations;

          (d) Full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option, which payment shall be (i) by cash or check or (ii) by electing, pursuant to a written notice delivered to the Board of Directors prior to the date of exercise, to have shares of Common Stock (having an aggregate fair market value on the date of exercise sufficient to satisfy the applicable tax withholding requirements) withheld from the shares deliverable upon such exercise; and

          (e) In the event the Option or portion thereof shall be exercised pursuant to Section 9 by any person or persons other than the optionee, appropriate proof of the right of such person or persons to exercise the Option.

Without limiting the generality of the foregoing, the Board of Directors may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on exercise of an Option does not violate the Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of subsection (c) above and the agreements herein. The written representation and agreement referred to in subsection (c) above shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect of such shares.

11. USE OF PROCEEDS

    The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

12. NON-TRANSFERABILITY OF OPTIONS

    An Option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option granted hereunder shall be exercisable, during the lifetime of such holder, only by such holder. Except to the extent provided above, Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

13. ADJUSTMENTS

    In the event of any change in the outstanding Common Stock by reason of a stock split, spin-off, stock dividend, stock combination or reclassification, recapitalization or merger, Change of Control (as defined below) or similar event, or as required under any Grant Agreement, the Board of Directors may adjust appropriately the number of Shares subject to the Plan and available for or covered by each outstanding Option and make such other revisions to outstanding Options as it deems are equitably required.

14. CHANGE OF CONTROL

    Notwithstanding any provision herein to the contrary, upon the occurrence of an event constituting a Change of Control (as defined below), all Options granted under the Plan and held by an Eligible Director shall become immediately fully exercisable.

    "Change of Control" shall mean the occurrence of either (x) the purchase or other acquisition by any person, entity or group (within the meaning of section 13(d) of 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any comparable successor provisions) of persons or entities (a "Group") of (i) ownership of fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities entitled to vote generally or (ii) all or substantially all of the direct and indirect assets of the Company and its subsidiaries or (y) any merger, consolidation, reorganization or other business combination of the Company with or into any other entity which results in a person, entity or Group owning fifty percent (50%) or more of the combined voting power of the surviving or resulting corporation's then outstanding voting securities entitled to vote generally.

15. RIGHT TO TERMINATE SERVICE

    The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the service of any Eligible Director holding Options and shall not impose any obligation on the part of any Eligible Director holding Options to remain in the service of the Company or of any subsidiary corporation or parent corporation thereof.

16.  ISSUANCE OF STOCK CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

     Upon any exercise of an Option granted hereunder and payment of the purchase price therefor, a certificate or certificates representing the Shares shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person.

     The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as the Board of Directors, in its sole discretion, determines to be necessary or appropriate to
(a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or (b) implement the provisions of the Plan and any agreement between the Company and the optionee with respect to such Shares.

     The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares. All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.

17.  WITHHOLDING TAXES

     The Company may require an Eligible Director exercising an Option to pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company shall have no obligation to issue, and the Eligible Director shall have no right to receive, the Shares subject to such Option.

18.  LISTING OF SHARES AND RELATED MATTERS

     If at any time the Board of Directors shall determine that the listing, registration or qualification of the Shares subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Option, or the issuance of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

19.  AMENDMENT OF THE PLAN

     The Board of Directors may, from time to time, amend the Plan; provided, however, that (i) no amendment shall become effective without the approval of the stockholders of the Company to the extent that stockholder approval is required in order to comply with Rule 16b-3 (or any successor provision) under the Exchange Act and (ii) if required in order to comply with Rule 16b-3 under the Exchange Act, no provision of the Plan addressing eligibility to participate in the Plan or the amount, price or timing of Options to be granted under the Plan may be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or the Option without the consent of the holder of such Option.

20.  TERMINATION OR SUSPENSION OF THE PLAN

     The Board of Directors may at any time suspend or terminate the Plan. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted.
The ministerial power of the Board of Directors to construe and administer any Options under Section 4 that are granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

21.  PARTIAL INVALIDITY

     The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

                                                                         ANNEX C


                         FORM OF SAMUELS JEWELERS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN



To Our Employees:

   We are pleased to provide you with information regarding our Employee Stock Purchase Plan, referred to in these materials as the "Plan." We believe the ESPP is an important part of the benefits provided to our employees and we hope you will take the time to carefully review this information.

   Samuels Jewelers, Inc. (the "Company") adopted the Plan in order to provide you with an opportunity to share in the Company's growth and to purchase its stock at a discounted price and without payment of brokerage costs.

   The Company believes the Plan assists it in hiring and retaining qualified employees and in building a satisfying long-term relationship with existing employees through recognition of their contribution to the Company.

   We have divided our discussion of the Plan into two parts. The first part of this document describes the terms of the Plan, which provides for the purchase of common stock at a discount and without commission. The second part of this document describes the tax consequences relating to your participation in the Plan.

   The following information may not answer all the questions you have about the Plan and is not intended to go into every detail of the Plan. A copy of the Plan is found at the end of this package. The Human Resources Department will be happy to answer further questions.

   THE PLAN DOES PROVIDE YOU THE OPPORTUNITY TO PURCHASE SECURITIES ON TERMS WHICH ARE MORE FAVORABLE THAN THOSE AVAILABLE TO THE PUBLIC. WHEN YOU PARTICIPATE IN THE PLAN, YOU ARE AN INVESTOR IN SECURITIES. AS AN INVESTOR, YOU ARE RESPONSIBLE FOR ASSESSING THE RISKS AND ASSUMING ALL LIABILITIES ASSOCIATED WITH THE RISK. PURCHASING STOCK CAN BE A GOOD WAY TO INVEST MONEY, BUT IT DOES INVOLVE RISK. THE PLAN DOES NOT GUARANTEE A PROFIT WHEN YOU SELL THE STOCK.

                    INFORMATION ABOUT SAMUELS JEWELERS, INC.

   An important part of your participation in the Plan is understanding the Company, its products, operations and financial condition. Like any stockholder of the Company, you can keep yourself informed about the Company by reviewing reports and other documents which the Company prepares for stockholders and the general public. If you become a stockholder of the

Company, you will be entitled to attend stockholder meetings and to vote in the election of directors and other matters brought before the stockholders.

   If you have not already received a copy of the Company's Annual Report to Stockholders for the fiscal year ended May 30, 1998, you may request a copy from the Company.

   The federal securities laws require the Company to provide information about its business and financial status in annual reports, commonly known as "10-Ks" and quarterly reports, commonly known as "10-Qs". These reports are filed with the Securities and Exchange Commission (the "SEC"). In addition, if certain important corporate events occur during the year, the Company may file reports commonly known as "8-Ks". The Company also will prepare and file with the SEC a proxy statement in connection with its annual meeting of stockholders. The proxy statement provides further information about the Company and its officers, directors and major stockholders. In connection with the annual meeting of stockholders, the Company will also provide financial and other information to its stockholders, usually in the form of an annual report to stockholders. From time to time the Company may also file other documents with the SEC as required by the Securities Exchange Act of 1934, as amended.

   All of the documents described above constitute part of the information required by the securities laws to be provided or made available to you in connection with any purchase of stock under the Plan; that is, such documents, when filed, will be incorporated by reference into these materials, which constitute the Prospectus for the Plan.

   If you are a stockholder of the Company, an optionee under any of the Company's stock option plans or a participant in the Plan, you should receive copies of the Company's SEC reports and other stockholder communications. You may always request copies of this information, which can be obtained without charge from the Company.

                                QUESTIONS INDEX


QUESTION                                                                   PAGE
--------                                                                   ----
1.   How does the Plan work?  . . . . . . . . . . . . . . . . . . . . . .

2.   Am I eligible to buy Common Stock pursuant to the Plan?  . . . . . .

3.   Who has the right to determine what benefits I receive under the Plan?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4.   How do I sign up to participate in the ESPP? . . . . . . . . . . . .

5.   Do I have to reapply to participate each Purchase Period?  . . . . .

6.   How much of my earnings can I have withheld to purchase
     Common Stock under the Plan? . . . . . . . . . . . . . . . . . . . .

7.   When is stock purchased? . . . . . . . . . . . . . . . . . . . . . .

8.   How many shares can I purchase under the Plan? . . . . . . . . . . .

9.   At what price are the shares purchased?  . . . . . . . . . . . . . .

10.  What happens to my money during the period before stock is purchased? . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

11.  Can I reduce or increase the percentage of my payroll
     deductions at any time?  . . . . . . . . . . . . . . . . . . . . . .

12.  What happens if I leave the Company? . . . . . . . . . . . . . . . .

13.  Can I stop deductions for a couple of pay periods and then start again? . . . . . . . . . . . . . . . . . . . . . . . . . . . .

14.  Can I contribute additional amounts if I want to buy
     additional shares of stock?  . . . . . . . . . . . . . . . . . . . .

15.  When can I sell stock purchased under the Plan?  . . . . . . . . . .

16.  If I am aware of important non-public information, can I sell my stock before this news is disclosed to the public?
     For example, if I know the Company is about to acquire a
     competitor, can I sell my stock before the Company puts
     out a press release? . . . . . . . . . . . . . . . . . . . . . . . .

17.  Do I pay commissions on the purchase of stock under the
     Plan or on the sale of that stock? . . . . . . . . . . . . . . . . .

18.  Can I request that the stock be issued in the name of
     my child, a family trust, an IRA, or in "street name"
     for my broker? . . . . . . . . . . . . . . . . . . . . . . . . . . .

19.  Can the Company change the terms of my rights? . . . . . . . . . . .

20.  Does the Plan have any of the same benefits of a
     qualified retirement plan (including a 401(k) plan)
     and will my participation in the ESPP affect my
     participation in the Company's 401(k) plan?  . . . . . . . . . . . .

                              PART II - TAX ISSUES

21.  Does the Company pay dividends on its Common Stock?  . . . . . . . .

22.  Am I taxed on the money withheld to purchase stock?  . . . . . . . .

23.  Do I have to pay tax when stock is purchased by me
     under the Plan?  . . . . . . . . . . . . . . . . . . . . . . . . . .

24.  What is my tax when I sell the stock purchased by me
     under the Plan?  . . . . . . . . . . . . . . . . . . . . . . . . . .

25.  Will my profit or loss be ordinary income or capital
     gain or loss?  . . . . . . . . . . . . . . . . . . . . . . . . . . .

26.  What is the difference between ordinary income and
     capital gain income for federal tax purposes?  . . . . . . . . . . .

27.  Is there any withholding at the time Common Stock
     is purchased by me or when I sell the stock? . . . . . . . . . . . .

28.  What constitutes a disposition of stock for tax
     purposes?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

29.  I am subject to Section 16 of the Securities Exchange
     Act of 1934.  Do special tax rules apply to me?  . . . . . . . . . .

                                     PART I

                   TERMS OF THE EMPLOYEE STOCK PURCHASE PLAN

   Part I of this document provides general information about participation in the ESPP. Part II of this document describes the various tax consequences to you of your participation in the Plan.

1. HOW DOES THE PLAN WORK?

   The Plan enables you to purchase, through payroll deductions, shares of the Company's Common Stock at a discount from the market price of the stock at the time of purchase. The Common Stock purchased for you will be issued from the aggregate of 200,000 shares currently reserved under the Plan.

   The Plan authorized the Board of Directors to establish a Committee (the "Committee") to specify:

   (i) a date or dates (each, the beginning of a "Purchase Period") on which rights to purchase the Company's Common Stock will be offered to employees;

   (ii) the terms under which employees may contribute money for exercising the rights.

   Participants in the Plan authorize the Company to automatically deduct after-tax dollars from each paycheck throughout the Purchase Period until the end of the Purchase Period. At the end of each Purchase Period, the Company will use your deductions to purchase Common Stock on your behalf at a price equal to 85% of the lower of the closing price on the first and last day of the Purchase Period.

2. AM I ELIGIBLE TO BUY COMMON STOCK PURSUANT TO THE PLAN?

   Every employee of the Company who, on the commencement date of any Purchase Period, has been employed by the Company for at least one year and is employed on a full-time basis (which customarily requires not less than 20 hours of service per calendar week and not less than 5 months of service per calendar year) is eligible to participate in the Plan during a given Purchase Period.

   Individuals who own (either directly or by attribution) 5% or more of the voting stock of the Company cannot participate under the Plan. For this purpose, options to acquire stock of the Company are treated as exercised.

   Internal Revenue Service regulations require certain minimal standards for participation in the Plan. The Committee has the discretion to specify other standards for participation. When the Committee determines the standards which will apply, these standards, together with the IRS standards, are set forth in an offering document.

3. WHO HAS THE RIGHT TO DETERMINE WHAT BENEFITS I RECEIVE UNDER THE PLAN?

   The decision to grant rights under the Plan is made by the Board of Directors or the Committee, which is appointed by the Board of Directors. Information about the current members of the Board of Directors is provided in the IPO Prospectus. Additional information about the administration of the Plan can be obtained by calling the Human Resources Department.

4. HOW DO I SIGN UP TO PARTICIPATE IN THE ESPP?

   In order to participate in the Plan, you must submit a payroll deduction authorization form to the Human Resources Department before the beginning of the respective Purchase Period. If you do not have a copy of such form, it can be obtained from Human Resources. The payroll deduction authorization form authorizes the Company to automatically deduct a percentage of each paycheck as specified by you. The money deducted is used to purchase the Company's stock for you.

5. DO I HAVE TO REAPPLY TO PARTICIPATE EACH PURCHASE PERIOD?

   No. Once you submit an enrollment form, deductions will be made automatically until:

   o you withdraw from participation

   o you are no longer eligible

   o no further shares are authorized for purchase under the Plan, or

   o the Board of Directors of the Company discontinues the program, which it has the right to do at any time.

6. HOW MUCH OF MY EARNINGS CAN I HAVE WITHHELD TO PURCHASE COMMON STOCK UNDER THE PLAN?

   If you are eligible to participate in the Plan, you can authorize the Company to withhold up to 5% of your base compensation for each pay period by completing and submitting an authorization form. You may choose any whole percentage of deductions from 2% up to 5% but cannot choose a fraction of a percentage. For example, you may choose to have 2% or 3% of your earnings deducted during each pay period but not 2.5%. The amount you choose to have deducted, if any, is up to you.

   For purposes of the Plan, your base compensation for a particular Purchase Period shall be the amount of your base salary or wages, including overtime pay but excluding bonuses and other incentive payments, that is payable to you during the Purchase Period. If your earnings increase or decrease, the amount deducted mill be adjusted accordingly.

7. WHEN IS STOCK PURCHASED?

   Shares are purchased for you under the Plan on the last day of each Purchase Period, which generally is the last business day of each calendar quarter.

8.  HOW MANY SHARES CAN I PURCHASE UNDER THE PLAN?

    The maximum number of shares that you can purchase in a Purchase Period will be the number equal to your aggregate payroll deductions divided by the applicable purchase price. Should the total number of shares of Common Stock which may be purchased under the Plan by all Participants for a particular Purchase Period exceed the number of shares available for purchase under the Plan, then the Committee shall make a pro rata allocation of the available shares and shall notify each Participant of such allocation and any unused withholdings will be refunded to you or held for purchases in the next Purchase Period.

    In addition, you may not accrue the right to purchase more than $25,000 worth of stock in any calendar year.

9.  AT WHAT PRICE ARE THE SHARES PURCHASED?

    The shares are purchased at a price which is 85% of the lower of the closing price on the first and last day of the Purchase Period.

    For example, if the closing price of the stock on the first day of the Purchase Period is $10 and the closing price of the stock on the last day of the Purchase Period is $12, then stock will be purchased for you at a price per share of $8.50 (85% of $10). If the price of the stock had been $8 on the last day, then stock would be purchased for you at a price per share of $6.80 (85% of $8).

10. WHAT HAPPENS TO MY MONEY DURING THE PERIOD BEFORE STOCK IS PURCHASED?

    Your payroll deductions are maintained with the general funds of the Company and do not earn interest for you.

11. CAN I REDUCE OR INCREASE THE PERCENTAGE OF MY PAYROLL DEDUCTIONS AT ANY
    TIME?

    You can adjust your payroll deduction percentage before the beginning of each Purchase Period. However, a Participant may not during any Purchase Period reduce or increase the percentage of Base Compensation to be paid for shares of Common Stock under the Plan. But a Participant may withdraw from an elected purchase during any particular period by giving written notice to the Committee, in which event the Participant shall be promptly paid any compensation withheld during such period.

    Directors and officers subject to Section 16 of the Exchange Act should treat a reduction in payroll deductions as a withdrawal and wait at least six months before increasing their participation.

12. WHAT HAPPENS IF I LEAVE THE COMPANY?

    If a Participant ceases to be an employee of the Company for any reason during a Purchase Period, the Participant or a designated representative may either:

    (i) receive a stock certificate for the number of shares of Common Stock paid for pursuant to payroll deductions made on behalf of the Participant during the Purchase Period up to the day prior to the date of the Participant's cessation of employment; or

    (ii) receive a cash refund of all sums previously collected from the Participant during the Purchase Period.

    Any election provided shall be exercisable only during the 30-day period following the date of the Participant's cessation of employment (but in no event later than the last date of the Purchase Period), and the underlying right to purchase stock under the Plan shall terminate upon the exercise of such election. If a Participant or a designated representative fails to make a timely election, the Company shall treat such failure as an election to exercise alternative (ii).

13. CAN I STOP DEDUCTIONS FOR A COUPLE OF PAY PERIODS AND THEN START AGAIN?

    Once you stop deductions you cannot start them again in that Purchase Period, and your previously made contributions will be returned to you as soon as practicable without interest. You can participate in a subsequent Purchase Period, assuming you are otherwise eligible, if you complete and deliver a new payroll deduction authorization form before the beginning of the subsequent Purchase Period.

14. CAN I CONTRIBUTE ADDITIONAL AMOUNTS IF I WANT TO BUY ADDITIONAL SHARE OF STOCK?

    No.

15. WHEN CAN I SELL STOCK PURCHASED UNDER THE PLAN?

    You can sell stock purchased under the Plan at any time or you can hold on to your stock and enjoy your rights as a stockholder of the Company. However, the Plan is designed to allow you to become a long-term stockholder in your company. As a result, if you sell within 2 years of purchasing shares, the Company reserves the right to deduct the amount of the discounted purchase price from your final check. In addition, see Part II for the tax consequences of an immediate sale.

16. IF I AM AWARE OF IMPORTANT NON-PUBLIC INFORMATION, CAN I SELL MY STOCK BEFORE THIS NEWS IS DISCLOSED TO THE PUBLIC? FOR EXAMPLE, IF I KNOW THE COMPANY IS ABOUT TO ACQUIRE A COMPETITOR, CAN I SELL MY STOCK BEFORE THE COMPANY PUTS OUT A PRESS RELEASE?

    No. If you are aware of important "inside information", whether good or bad, you cannot sell shares of the Company's stock, whether received under the Purchase Plan or otherwise, before dissemination of the information to the public. Basically, "inside information" is information that is both very important (material) and nonpublic (not disclosed through press releases, newspaper articles or otherwise to the public which buys and sells securities). A general test is whether dissemination of the information to the public would be likely to affect the market price of the Company's stock or would be likely to be considered important by people who are considering whether to buy or sell the Company's stock. If the information makes you want to buy or sell, it would probably have the same effect on others. Material information may include projections, estimates or proposals.

    If you are contemplating selling your stock and think you might have "inside information" you should discuss your possible sale with the CFO. If, after such discussion, it is determined that such information is in fact inside information, you must wait to sell your stock until after such information has been made public.

17. DO I PAY COMMISSIONS ON THE PURCHASE OF STOCK UNDER THE PLAN OR ON THE SALE OF THAT STOCK?

    You pay no commissions when stock is purchased for you under the Plan. Generally, to sell your stock, you must take the stock certificate to a stock broker who can arrange for its sale. You can expect to be charged a fee or commission if you use a stock broker. Except as provided under the Plan, the Company will not buy from you or sell on your behalf, or assist you in selling, stock purchased for you under the Plan. Officers and directors are subject to special limitations on the sale of their stock.

18. CAN I REQUEST THAT THE STOCK BE ISSUED IN THE NAME OF MY CHILD, A FAMILY TRUST, AN IRA, OR IN "STREET NAME" FOR MY BROKER?

    No, not while the shares are in the Plan. However, after you receive the stock certificate for shares purchased under the Plan you may transfer the shares to any party you designate by going through your broker or contacting the Company's Stock Transfer Agent listed on the stock certificate.

19. CAN THE COMPANY CHANGE THE TERMS OF MY RIGHTS?

    The Board may from time to time alter, amend, suspend or discontinue the Plan; provided, however, that no such action shall adversely affect rights and obligations with respect to rights to purchase stock at the time outstanding under the Plan; and provided, further, that no such action of the Board may, without approval of the stockholders of the Company, increase the number of shares subject to the Plan or the maximum numbers of shares for which a right to purchase stock under the Plan may be exercised, extend the term of the Plan, alter the per share purchase price formula so as to reduce the purchase price per share specified in the Plan, otherwise materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan. Furthermore, the Plan may not, without the approval of the stockholders of the Company, be amended in any manner which will cause the Plan to fail to meet the requirements of an "employee stock purchase plan" under
Section 423 of the Code.

20. DOES THE PLAN HAVE ANY OF THE SAME BENEFITS OF A QUALIFIED RETIREMENT
    PLAN (INCLUDING A 401(k) PLAN) AND WILL MY PARTICIPATION IN THE ESPP AFFECT MY PARTICIPATION IN THE COMPANY'S 401(k) PLAN?

    The Purchase Plan is not a qualified retirement plan and therefore does not have the same tax deferral benefits, nor is the Purchase Plan subject to any provisions of the Employee Retirement Income Security Act of 1974 (ERISA).
Your participation in the Plan does not affect your ability to participate in the Company's 401(k) plan.

                                    PART II
             TAX ISSUES RELATING TO YOUR PARTICIPATION IN THE PLAN


    The information in this Part II responds to questions you may have about the federal tax consequences of participating in the Plan. You should understand, however, that this tax information is not complete. For example, it does not address state or local tax laws or the application of laws if you are subject to tax laws in other countries. Furthermore, because tax laws and regulations may change, and interpretations of these laws and regulations can change the way the laws and regulations apply to you, this information may need to be updated after the date of issuance of this Prospectus. Therefore, you should consult a tax advisor if you have questions relating to the tax consequences of participation in, and the sale of shares received under, the Plan.

21. DOES THE COMPANY PAY DIVIDENDS ON ITS COMMON STOCK?

    The Company currently is not paying dividends on its Common Stock and presently intends to continue this policy in order to retain cash for use in its business.

22. AM I TAXED ON THE MONEY WITHHELD TO PURCHASE STOCK?

    Yes. The money withheld from your wages to purchase common Stock under the Plan is taxable income to you just as if you had actually received the money. The amount withheld under the Plan is subject to all payroll taxes such as social security and state, local and federal income taxes.

23. DO I HAVE TO PAY TAX WHEN STOCK IS PURCHASED BY ME UNDER THE PLAN?

    Even though you are buying the stock at a price which is 15% or more below the fair market value of the stock at the time of purchase, you do not have to pay tax on this benefit to you at the time of purchase. You may, however, be subject to employment taxes (e.g., social security) at the time of purchase.

24. WHAT IS MY TAX WHEN I SELL THE STOCK PURCHASED BY ME UNDER THE PLAN?

    Generally, you will include in your income and pay tax on the difference between what you paid for the stock and what you sold it for. The amount of tax will depend on your personal tax situation and the characterization of any profit or loss on the sale as ordinary income or capital gain or loss, or a combination of ordinary income and capital gain or loss. As with any stock sale, you will need to be able to support the original purchase price. Therefore, we urge you to keep track of all records related to the purchase of stock under the ESPP.

    If you are a director or an officer subject to SEC Section 16, special rules apply to you.

25. WILL MY PROFIT OR LOSS BE ORDINARY INCOME OR CAPITAL GAIN OR LOSS?

    The characterization of the income you recognize will vary and will depend upon how long you held the Common Stock before you sold it.

Disqualifying Disposition

    Generally, if you transfer your stock in a "disposition" within two years after the beginning of the Purchase Period in which you purchased the stock (a "disqualifying disposition"), the difference between (i) the fair market value of the stock on the date it was purchased by you (the "Purchase Date Value") and (ii) the price at which the stock was purchased (the "Exercise Price") will be characterized as ordinary income, and the balance of the profit (if any) -- the difference between the sale price and the Purchase Date Value -- will be characterized as capital gain.

    If you sell or otherwise dispose of your stock in a disqualifying disposition for an amount less than the Purchase Date Value, you generally will be deemed to have received ordinary income equal to the difference between the Purchase Date Value and the Exercise Price. However, you generally will be able to report a capital loss equal to the difference between the sales price and the Purchase Date Value. Thus, you will have ordinary income and a capital loss in the same year and you may not be able to fully offset the income with the loss.

Qualifying Disposition

   Generally, if you transfer your stock in a qualifying disposition (a disposition other than a disqualifying disposition), or if you die while owning the stock, then any gain will be characterized as ordinary income to the extent of the lesser of the gain recognized or an amount equal to the difference between of the fair market value of the stock on the Purchase Date and the Exercise Price. Any recognized gain in excess of the amount characterized as ordinary income will be treated as capital gain.

   If you make a qualifying disposition that results in a loss, there will be no recognition of ordinary income and you will have a capital loss equal to the difference between the sale price and the Exercise Price.

   Any capital gain or loss recognized on a sale or transfer of Common Stock purchased by you under the Plan will be long-term capital gain or loss if the Common Stock is held for more than one year from the date of purchase.

   The following chart is an illustration. Note that prices per share must be adjusted to reflect the effect of stock dividends and splits, if any. Assume that;

Your total payroll deductions were                                            $  300.00

Beginning of Purchase Period                                              April 1, 1996

Stock value at beginning of Purchase Period                                    $   6.00

85% of stock value -- beginning                                                $   5.10

Exercise Date                                                             June 30, 1996

Stock value on Exercise Date                                                   $  10.00

85% of stock value on Exercise Date                                            $   8.50

Your shares are purchased at                                                   $   5.10

Number of shares purchased for you            $300.00 divided by $5.10 = 58.8235 shares

   The following illustration explains how the above general rules are applied in the case of a sale of a share purchased under the Plan.

   LINE #

     1.  15% of the closing price at beginning of Purchase Period   ___________

     2.  Closing price at end of Purchase Period                    ___________

     3.  Actual purchase price                                      ___________
                                 (For Tax Computation)

     4.  Gross proceeds of sale                                     ___________

     5.  Less expenses of sale (commissions or fees)                ___________

     6.  Net proceeds of sale                                       ___________

 If sold before the end of the capital gain holding period:

     7.  Ordinary income -- line 2 less line 3                      ___________

     8.  Short-term capital gain or loss -- line 6 less line 2      ___________

 If sold within two years after beginning of Purchase Price and after the end of the capital gain holding period:

     9.  Ordinary income -- line 2 less line 3                      ___________

    10.  Long-term capital gain or loss -- line 6 less line 2       ___________

 If sold more than two years after beginning of Purchase Period and after the end of the capital gain holding period:

    11.  Ordinary income:  The lesser of (a) or (b) below:          ___________

         (a) 15% of the closing price beginning of Purchase
             Period, line 1                                         ___________

         (b) Excess of net proceeds of sale, line 6, over
             actual price, line 3                                   ___________

    12.  Long-term capital gain or loss; Line 6 less the sum of
         line 3 plus line 11                                        ___________

         In the event of a disqualifying disposition as described above, the Company is allowed a deduction in its Federal income tax return in an amount equal to the ordinary income required to be included in the income tax return of the employee. In the absence of a disqualifying disposition, the Company is not allowed any deduction.

26. WHAT IS THE DIFFERENCE BETWEEN ORDINARY INCOME AND CAPITAL GAIN INCOME FOR FEDERAL TAX PURPOSES?

    The maximum tax rate applicable to long-term capital gain may differ from the maximum rate applicable to ordinary income and short-term capital gain. Additionally, capital gains and losses are subject to certain other provisions of the Internal Revenue Code not applicable to ordinary income.

27. IS THERE ANY WITHHOLDING AT THE TIME COMMON STOCK IS PURCHASED BY ME OR WHEN I SELL THE STOCK?

    There currently is no income tax withholding required when Common Stock is purchased or sold by you. You may, however, be subject to employment tax withholding (e.g., social security) at the time of purchase. The Company is required to report to the IRS any ordinary income recognized by you as a result of a disqualifying disposition. The Company may be required in the future to withhold the amount due as taxes on such ordinary income from your salary.

28. WHAT CONSTITUTES A DISPOSITION OF STOCK FOR TAX PURPOSES?

    A disposition generally includes any sale, exchange, gift or transfer of legal title. A gift or certain other dispositions by you of Common Stock acquired under the Plan may cause you to recognize some ordinary income. Certain transactions are excluded, including a pledge or a transfer by request or inheritance, or certain transfers to a spouse or former spouse incident to a divorce. As this is a complicated area, you should consult your tax advisor for the consequences of your disposition of Plan stock.

PROXY                        SAMUELS JEWELERS, INC.
             2914 Montopolis Drive, Suite 200, Austin, Texas 78741 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of SAMUELS JEWELERS, INC., a Delaware corporation (the "Company"), hereby appoints Randy N. McCullough and E. Peter Healey and each or either of them, the proxy or proxies of the undersigned, with full power of substitution to such proxy and substitute, to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of DDJ Capital Management, LLC at 141 N. Linden Street, Suite S-4, Wellesley, Massachusetts, at 9:00 a.m., local time, November 3, 1998 and all adjournments and postponements thereof with authority to vote said stock on the matters set forth below:

     The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.

1.   ELECTION OF DIRECTORS.  David Barr, David J. Breazzano, Ken d'amato, David
     H. Eisenberg, E. Peter Healey, Randy N.  McCullough and Jerry Winston.

     [ ] FOR all nominees listed above, except that a vote shall be withheld from the following nominee(s) (insert names, if any)

         -----------------------------------------------------------------------

     [ ] WITHHOLD AUTHORITY to vote for all nominees.

     This proxy also grants to the proxyholders the discretionary power to vote the shares of Common Stock represented cumulatively for one or more of the above nominees other than those (if any) for whom authority to vote is withheld above.

2.   APPROVAL OF SAMUELS JEWELERS, INC. 1998 STOCK OPTION PLAN.

     [ ] For

     [ ] Against

     [ ] Abstain

3. APPROVAL OF SAMUELS JEWELERS, INC. 1998 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.

     [ ] For

     [ ] Against

     [ ] Abstain

4.   APPROVAL OF SAMUELS JEWELERS, INC. EMPLOYEE STOCK PURCHASE PLAN.

     [ ] For

     [ ] Against

     [ ] Abstain

5. In their discretion, the proxyholders will vote upon such other business as may be properly brought before the meeting and each adjournment or postponement thereof.


     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR.

                                     Dated:                               , 1998
                                           -------------------------------


                                     -------------------------------------------
                                     (Signature)


                                     -------------------------------------------
                                     (Signature)

                                     Please sign your name exactly as it appears on the left. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles and submit evidence of the appointment unless previously furnished to the Company or its transfer agent. All joint owners should sign.

            PLEASE MARK, DATE, SIGN AND RETURN USING THE ENCLOSED
            ENVELOPE.  YOUR PROMPT ATTENTION WILL BE APPRECIATED.